Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	45,955.16
Total Transaction Valuation	300,164,313.13
Total Offset Amount	0.00
Net Fee	$ 45,955.16